Exhibit 10.18

Summary of Compensation Arrangements for Nonemployee Directors

The Company’s nonemployee directors are as follows:  Robert G. Bohn, Donald G. Calder, Robin S. Callahan, Paul J. Choquette, Jr., Terry D. Growcock, Peter L.A. Jamieson, Peter F. Krogh, Stephen P. Munn, Gregg A. Ostrander, Lawrence A. Sala, and Magalen C. Webert.  Mr. Munn serves as Lead Director.  He was appointed Lead Director effective June 25, 2007.  The Company pays Mr. Munn an annual retainer of $300,000 for his service as a member of the Board of Directors and as Lead Director.

For 2008, the annual fee paid to each nonemployee director other than Mr. Munn was $50,000.

The Board has standing Executive, Audit, Compensation, Pension and Benefits and Corporate Governance and Nominating Committees.

The following table summarizes the compensation paid to each non-employee director for his or her service to the Board and its committees during 2008:

Director Compensation Table

Name	Fees Earned or Paid in Cash ($)(3)	Stock Awards ($)(4)	Option Awards ($)(4)(5)	All Other Compensation ($)	Total ($)
Robert G. Bohn	$36,250	$49,999	$0	$0	$86,249
Donald G. Calder	$85,000	$60,016	$9,623	$0	$154,639
Robin S. Callahan	$90,000	$60,016	$9,623	$0	$159,639
Paul J. Choquette, Jr.	$81,250	$60,016	$9,623	$0	$150,889
Terry D. Growcock	$22,500	$49,993	$0	$0	$72,493
Peter L.A. Jamieson	$75,000	$60,016	$9,623	$0	$144,639
Peter F. Krogh	$75,000	$60,016	$9,623	$0	$144,639
Stephen P. Munn	$300,000	$0	$48,115	$0	$348,115
Gregg A. Ostrander	$28,750	$49,998	$0	$0	$78,748
Anthony W. Ruggiero(1)	$53,750	$60,016	$0	$0	$113,766
Lawrence A. Sala	$88,750	$60,016	$9,623	$0	$158,389
Eriberto R. Scocimara(2)	$35,000	$0	$9,623	$0	$44,623
Magalen C. Webert	$60,000	$60,016	$9,623	$0	$129,639

(1)          Mr. Ruggiero resigned as a director effective September 10, 2008.

(2)          Mr. Scocimara retired from the Board of Directors at the 2008 Annual Meeting on April 21, 2008 in accordance with the retirement policy of the Board of Directors.  Because Mr. Scocimara had announced his retirement prior to the date the restricted stock units were awarded to the non-employee directors on February 5, 2008, Mr. Scocimara received an award of cash, in lieu of a restricted stock unit award, prorated for the period he served on the Board during 2008 through his retirement date.

(3)          The following directors received a portion of their annual fee in Shares:  Mr. Bohn — 1,223 Shares, Mrs. Callahan — 737 Shares, Mr. Choquette — 737 Shares, Mr. Growcock — 184 Shares, Mr. Krogh — 368 Shares, Mr. Ostrander — 92 Shares, Mr. Sala — 368 Shares and Mrs. Webert — 368 Shares.

(4)          The value of the stock and option awards shown in the table is equal to the expense reported for financial reporting purposes in 2008 (before reflecting forfeitures).  The full grant date value of the restricted stock units awarded on February 5, 2008 to Messrs.

Calder, Choquette, Jamieson, Krogh and Sala and to Mrs. Callahan and Mrs. Webert was $60,016 each.  The full grant date value of the restricted stock units awarded (i) on May 8, 2008 to Mr. Bohn was $49,999, (ii) on August 4, 2008 to Mr. Ostrander was $49,998 and (iii) on September 10, 2008 to Mr. Growcock was $49,993.  The full grant date value of the restricted stock units awarded equals the amounts shown above, because the restricted stock units were fully vested on the award date.  Note 11 to the Company’s consolidated financial statements included in the 2008 Annual Report on Form 10-K contains more information about the Company’s accounting for stock-based compensation arrangements.

(5)          As of December 31, 2008, the directors listed in the Director Compensation Table (other than Messrs. Ruggiero and Scocimara who were not members of the Board of Directors on December 31, 2008) held options to acquire Shares granted to them under the Company’s stock-based compensation plans as follows:

		Option			Total
	Grant Date	Exercise Price	Exercisable(#)	Unexercisable(#)	Outstanding
Mr. Calder	02/02/05	$32.09	2,000	-0-	2,000
	05/04/05	$36.40	2,000	-0-	2,000
	02/08/06	$34.43	4,000	-0-	4,000
	02/07/07	$41.87	2,667	1,333	4,000
Total			10,667	1,333	12,000

Mrs. Callahan	02/04/04	$28.535	2,000	-0-	2,000
	02/02/05	$32.09	2,000	-0-	2,000
	05/04/05	$36.40	2,000	-0-	2,000
	02/08/06	$34.43	4,000	-0-	4,000
	02/07/07	$41.87	2,667	1,333	4,000
Total			12,667	1,333	14,000

Mr. Choquette	12/01/99	$17.5938	10,000	-0-	10,000
	02/05/03	$20.03	2,000	-0-	2,000
	02/04/04	$28.535	2,000	-0-	2,000
	02/02/05	$32.09	2,000	-0-	2,000
	05/04/05	$36.40	2,000	-0-	2,000
	02/08/06	$34.43	4,000	-0-	4,000
	02/07/07	$41.87	2,667	1,333	4,000
Total			24,667	1,333	26,000

Mr. Jamieson	02/05/03	$20.03	2,000	-0-	2,000
	02/04/04	$28.535	2,000	-0-	2,000
	02/02/05	$32.09	2,000	-0-	2,000
	05/04/05	$36.40	2,000	-0-	2,000
	02/08/06	$34.43	4,000	-0-	4,000
	02/07/07	$41.87	2,667	1,333	4,000
Total			14,667	1,333	16,000

Mr. Krogh	12/01/99	$17.5938	10,000	-0-	10,000
	02/05/03	$20.03	2,000	-0-	2,000
	02/04/04	$28.535	2,000	-0-	2,000
	02/02/05	$32.09	2,000	-0-	2,000
	05/04/05	$36.40	2,000	-0-	2,000
	02/08/06	$34.43	4,000	-0-	4,000
	02/07/07	$41.87	2,667	1,333	4,000
Total			24,667	1,333	26,000

Mr. Munn	02/04/04	$28.535	10,000	-0-	10,000
	02/02/05	$32.09	20,000	-0-	20,000
	02/08/06	$34.43	20,000		20,000
	02/07/07	$41.87	13,334	6,666	20,000
Total			63,334	6,666	70,000

Mr. Sala	11/06/02	$20.00	4,000	-0-	4,000
	02/05/03	$20.03	2,000	-0-	2,000
	02/04/04	$28.535	2,000	-0-	2,000
	02/02/05	$32.09	2,000	-0-	2,000
	05/04/05	$36.40	2,000	-0-	2,000
	02/08/06	$34.43	4,000	-0-	4,000
	02/07/07	$41.87	2,667	1,333	4,000
Total			18,667	1,333	20,000

Mrs. Webert	12/01/99	$17.5938	10,000	-0-	10,000
	02/05/03	$20.03	2,000	-0-	2,000
	02/04/04	$28.535	2,000	-0-	2,000
	02/02/05	$32.09	2,000	-0-	2,000
	05/04/05	$36.40	2,000	-0-	2,000
	02/08/06	$34.43	4,000	-0-	4,000
	02/07/07	$41.87	2,667	1,333	4,000
Total			24,667	1,333	26,000